UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2017

RICH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54767	46-3259117
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

9595 Wilshire Blvd, Suite 900

Beverly Hills, CA 90212

(Address of principal executive offices)

(424) 230-7001

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On March 20, 2017, Rich Pharmaceuticals, Inc. (the “Company”) entered into a Collaboration Agreement (the “Collaboration Agreement”) with I Tech Health Corp., a Delaware corporation (“ITech”), to form a subsidiary of the Company to launch CannCodex which is intended to serve the Medicinal Cannabis industry as well as to provide data and services to pharmaceutical companies worldwide. The Collaboration Agreement provides for the Company to establish a subsidiary for the operation of CannCodex which shall be owned 50% by the Company and 50% by ITech. The Company is obligated to provide up to $10,000 a month in funding to the subsidiary for its operational expenses for a minimum period of one year. ITech is obligated to contribute and license certain content and intellectual property to the subsidiary and manage its operations. The Collaboration Agreement also requires the Company to issue 78,000,000 shares of Company common stock to ITech on April 1, 2017. The foregoing is only a brief description of the material terms of the Collaboration Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report.

The issuance of the common stock referenced in the Collaboration Agreement will be made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

Item 3.02	Unregistered Sales of Equity Securities

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description
10.66	Collaboration Agreement dated March 20, 2017 with I Tech Health Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICH PHARMACEUTICALS, INC.

Dated: March 21, 2017	By:	/s/ Ben Chang
Ben Chang Chief Executive Officer

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